MannKind Acquisition of scPharmaceuticals August 25, 2025 Exhibit 99.2

Cautionary Statement Additional Information about the Transaction and Where to Find It The tender offer described in this presentation (the Offer) has not yet commenced, and this presentation is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of scPharmaceuticals or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the U.S. Securities and Exchange Commission (SEC) by MannKind and Seacoast Merger Sub, Inc. (Purchaser), and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by scPharmaceuticals. The offer to purchase shares of scPharmaceuticals common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON STOCK, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which will be named in the tender offer statement. Investors may also obtain, at no charge, the documents filed or furnished to the SEC by scPharmaceuticals under the “Investor Relations” section of scPharmaceuticals’ website at www.scPharmaceuticals.com. Forward-Looking Statements  This presentation contains forward-looking statements. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will”, “goal” and similar expressions. These forward-looking statements include, without limitation, statements related to the anticipated consummation of the acquisition of scPharmaceuticals and the expected timing thereof; the expected benefits from the transaction, including adding a new high-growth revenue stream and a diversified revenue base, accelerating double-digit revenue growth, the potential to expand market reach in the U.S. and globally, providing a meaningful opportunity to unlock growth for both FUROSCIX and MannKind’s existing commercial portfolio and the potential synergies; the estimated aggregate repayment and buyout amount to repay and extinguish all outstanding indebtedness of scPharmaceuticals under its credit facility with Perceptive and buy-out Perceptive’s rights to receive revenue payments pursuant to its revenue purchase and sale agreement upon the closing of the transaction; the potential benefits and market opportunity for FUROSCIX; the potential approval of the FUROSCIX Autoinjector and its potential to unlock additional market opportunity; the planned regulatory filings for the FUROSCIX Autoinjector and the timing thereof;

Cautionary Statement the estimated revenue potential for Tyvaso DPI, Alfrezza, FUROSCIX, Inhaled Clofazimine and Nintedanib DPI; Afrezza being positioned for continued growth; MannKind’s ongoing and planned clinical trials, including the Phase 3 trial of Inhaled Clofazimine and the planned Phase 2 trial of Nintedanib DPI in IPF; and other statements that are not historical facts. These forward-looking statements are based on MannKind’s and scPharmaceuticals’ current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to MannKind’s ability to complete the transaction on the proposed terms and schedule, or at all; whether the various conditions to the consummation of the transaction under the merger agreement will be satisfied or waived; whether stockholders of scPharmaceuticals tender sufficient shares in the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; risks related to MannKind’s ability to meet the conditions to draw down the funding from the Blackstone credit facility to fund the transaction; the outcome of legal proceedings that may be instituted against MannKind, scPharmaceuticals and/or others relating to the transaction and the risk that such legal proceedings may result in significant costs of defense, indemnification and liability; the failure (or delay) to receive the required regulatory approvals relating to the transaction; the possibility that competing offers will be made; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the risk that MannKind will not be able to retain the employees of scPharmaceuticals following the closing of the transaction given the at-will nature of their employment; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks associated with developing product candidates; risks and uncertainties related to unforeseen delays that may impact the timing of clinical trials and reporting data; risks related to future opportunities and plans for scPharmaceuticals and its products and product candidates, including uncertainty of the expected financial performance of scPharmaceuticals and its products and product candidates and the possibility that the milestone payments related to the contingent value right will never be achieved and that no milestone payment may be made; the possibility that if scPharmaceuticals does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of MannKind’s shares could decline; as well as other risks related to MannKind’s and scPharmaceuticals’ businesses detailed from time-to-time under the caption “Risk Factors” and elsewhere in MannKind’s and scPharmaceuticals’ respective SEC filings and reports, including their respective Annual Reports on Form 10-K for the year ended December 31, 2024 and subsequent quarterly and current reports filed with the SEC. MannKind and scPharmaceuticals’ undertake no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in their expectations, except as required by law.

Our Key Pillars Tyvaso DPI® Provides Non-Dilutive Funding Afrezza® Positioned for Continued Growth Inhaled Clofazimine Phase 3 Global Enrollment Ahead of Schedule Nintedanib DPI Plan to Initiate Phase 2 Study in IPF FUROSCIX® New High-Growth Revenue Stream

Financial Overview of Transaction & Timeline FINANCIAL TERMS TIMING Upfront cash payment of $5.35 per share, payable at closing Up to $1.00 per share of one non-tradeable contingent value right (CVR), payable upon achieving certain regulatory and net sales milestones At closing, MannKind will repay and extinguish scPharmaceuticals’ Perceptive debt and revenue share obligations, totaling an estimated $81M as of September 30, 2025 Amended recently announced strategic financing agreement with Blackstone, securing $175 million in additional funding to support the acquisition Expected to close in Q4 2025, subject to receipt of applicable regulatory approvals and satisfaction of other customary conditions

Transaction Rationale

Diversification and Acceleration of Revenue

- Diversified revenue base with three commercial assets in Afrezza, V-Go®, and now FUROSCIX
- Combined with Tyvaso DPI-related revenues, annualized run rate of over $370M based on Q2 2025 results
- Accelerate double-digit annual growth with potential to expand market reach

Strong FUROSCIX Sales Momentum

- Strong commercial momentum with 2024 sales force expansion, ongoing launch into nephrology and accelerating growth in integrated delivery networks
- Net sales of $27.8M for H1 2025, up 96% year-over-year
- ReadyFlow Autoinjector on track for Q3 2025 sNDA submission, potentially unlocking additional market opportunity

Strategic Fit

- Complementary business models and cultures, united by a commitment to delivering convenient, patient-centric therapies for those living with significant unmet medical needs
- There is a strong complementary relationship between chronic heart failure (CHF), chronic kidney disease (CKD), and diabetes in patients with fluid overload—creating a meaningful opportunity to unlock growth across the combined portfolio.
- Talented team with drug / device combination experience and expanded presence in Boston

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Fluid Overload & Hospitalization Cycle

The Primary Burden for Patients Suffering from CHF & CKD

Hospitalized patient treated with IV diuretic

- 59% of hospital admission directly attributed to volume overload[1]
- Up to 50% of heart failure (HF) hospital admissions may be avoidable[2]
- 25-30% of patients readmitted to the hospital after discharge within 30 days[3,4]
- Under the Medicare Hospital Readmissions Reduction Program, ~79% of hospitals face payment reductions (up to 3%) for excess 30-day readmissions[5]



Stable patient treated with oral loop diuretic
Worsening fluid status

Start of fluid retention

- Fluid retention (Congestion) – Hallmark of HF & CKD
- Fluid overload leads to reduced oral bioavailability of diuretics
- Worsening symptoms is the most common reason patients contact their provider

1. Bennett s. et al. American Journal of Crit Care. 1998;7(3):168-174. 2. Collins et al. J Am Coll Cardiol. 2013 January 15; 61(2): 121-126. 3. Kilgore M et al. Risk Manag Healthc Policy. 2017; 10:63. 4. Fitch K. et al (2017) The cost burden of worsening heart failure in the Medicare fee for service population: an actuarial analysis (white pager). 5. FY 2026 hospital inpatient prospective payment system (IPPS) and long-term care hospital prospective payment system - CMS-1833-F. CMS.gov. (2025).

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© Copyright 2025. All rights reserved. MannKind Corporation. FUROSCIX Offers a New Paradigm to Treat Fluid Overload Helps Break the Cycle of Hospital Admissions and Readmissions A wearable, at-home treatment that delivers furosemide (the gold standard hospital diuretic) subcutaneously through an On-Body Infusor Similar kinetic profile and effectiveness to IV treatment without the need for hospitalization pH-neutral, well-tolerated, and has near-complete bioavailability (99.6%), ensuring reliable absorption 1. Sica et al. JACC Basic Translational Science 2018, 3(1): 25-34

Potential FUROSCIX Autoinjector Approval Provides Additional Upside

ReadyFlow Autoinjector 80mg/1mL


FUROSCIX
80 mg

- Enables patients to reduce treatment time to **less than 10 seconds**
- Formulation patent expiration in **2040**
- Targeting sNDA submission to FDA in **Q3 2025** with anticipated approval in **Q3 2026**
- Up to **$0.75 CVR** based on earliest FDA approval date (Q3 2026)

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Strong FUROSCIX Revenue Growth Since Launch with $28M in H1 2025 Revenue growth of +96% compared to H1 2024 Sales to Integrated Delivery Networks continue to increase Up to $0.25 CVR if sales achieve $120M by YE 2026

Strong Financial Position to Accelerate Growth Drug / Device Combination Expertise Synergy with Endocrinology Callpoint Multi-Product Scale Unlocks Opportunities Broader Portfolio, Stronger Position What MannKind Brings To FUROSCIX

Stairway to Building Value – Post Close


ORPHAN LUNG
CARDIOMETABOLIC
TYVASO DPI

DPI Growth and Conversion

- Every 10K covered patients is ~$300-350M in revenue

UT TETON 1 & 2 Studies (IPF), TETON PPF

- Bridging study potential

INHALE-1 (Pediatrics)

- Each 10% share is ~$150M in revenue

FUROSCIX

- Every 100K patients is ~$350M in revenue

Inhaled Clofazimine – Phase 3 Trial

- Every 1K patients is ~$100M in revenue
- Advanced DPI into pre-clinical studies

Nintedanib DPI – Plan to Initiate INFLO Phase 2 Trial for IPF

- 2024 Ofev net revenues of $4.1B

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Q&A and Upcoming Investor Events September 3 Wells Fargo HC Conference September 4 Cantor HC Conference September 9 Morgan Stanley HC Conference September 9 HCW HC Conference NEW YORK BOSTON

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